UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2023

BROOKFIELD REAL ESTATE INCOME TRUST INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-56428	82-2365593
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

250 Vesey Street, 15th Floor

New York, New York

10281

(Zip code)

(Address of principal executive offices)

(212) 417-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

Amended Distribution Reinvestment Plan

On March 7, 2023, the board of directors of Brookfield Real Estate Income Trust Inc. (the “Company”) approved a new distribution reinvestment plan (the “Distribution Reinvestment Plan”), which will become effective on March 31, 2023. Under the new Distribution Reinvestment Plan, a participating stockholder who seeks the repurchase by the Company of a portion of, but fewer than all, his or her shares will continue to participate in the Distribution Reinvestment Plan with respect to any shares not repurchased. A stockholder’s participation in the Distribution Reinvestment Plan will automatically terminate if he or she seeks the repurchase by the Company of all his or her shares and any distributions paid following such repurchase request will be paid in cash.

The foregoing description of the Distribution Reinvestment Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Distribution Reinvestment Plan, which is filed as Exhibit 4.1 to this Current Report and incorporated by reference herein.

Amended Independent Director Compensation Policy

On March 7, 2023, the board approved certain amendments to the Company’s Independent Director Compensation Policy (as so amended, the “Policy”) to provide that the annual grant of restricted Class E shares to the Company’s independent directors will occur on the first business day of the second quarter of each fiscal year (or, if the person becomes an independent director after such date, the first business day following the effective date on which the person becomes an independent director), rather than on the last business day of the first quarter of each fiscal year.

The foregoing description of the Policy does not purport to be complete and is qualified in its entirety by reference to the full text of the Policy, which is filed as Exhibit 4.2 to this Current Report and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Distribution Reinvestment Plan

4.2	Independent Director Compensation Policy

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2023

BROOKFIELD REAL ESTATE INCOME TRUST INC.

By:	/s/ Michelle L. Campbell
Name:	Michelle L. Campbell
Title:	Secretary